UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2011 (August 12, 2011)

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2011, Bimini Capital Management, Inc., (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the Company’s consolidated results of operations for the period ended June 30, 2011. The information furnished under this “Item 2.02 Results of Operations and Financial Condition,” including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

ITEM 5.07.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 14, 2011, the Company held its Annual Stockholders’ Meeting in Vero Beach, Florida.  Due to the significant number of broker non-votes relating to the proposed 2011 Long Term Compensation Plan (the “2011 Plan”), the meeting was adjourned with respect to the 2011 Plan to July 12, 2011.  At the stockholders’ meeting on July 12, 2011, the meeting was further adjourned until Friday, August 12, 2011.  The final voting results with respect to the 2011 Plan are set forth below.

Proposal 2.   The approval of the 2011 Long Term Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
4,083,075	1,545,502	43,192	2,171,462

Based on such voting results, the 2011 Plan was approved.

The final voting results for each of the other proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.   The Company previously reported these results on a Form 8-K filed on June 15, 2011.

Proposal 1.   The election of one Class II director to serve on the Board until the 2014 Annual Meeting of Stockholders.

Director	For	Against	Abstain	Broker Non-Votes
Robert E. Cauley	3,610,947	-0-	1,407,825	2,443,119

Mr. Cauley was elected to serve as Class II director until the 2014 Annual Meeting of Stockholders.  The continuing directors of the Company are Frank E. Jaumot and Robert J. Dwyer.

Proposal 3.  Ratification of the selection of BDO Seidman, LLP as independent registered public accounting firm for the Company for the 2011 fiscal year.

For	Against	Abstain	Broker Non-Votes
7,273,671	-0-	188,220	-0-

The selection of BDO Seidman, LLP as independent registered public accounting firm for the Company for the 2011 fiscal year was ratified.

ITEM 9.01.   EXHIBITS.

(d)           Exhibits

Exhibit 99.1 ― Press Release of Bimini Capital Management, Inc. dated August 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2011	BIMINI CAPITAL MANAGEMENT, INC

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer